EXHIBIT 99

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                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-03
                            POOL PROFILE (2/17/2005)

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                                    -----------------      ---------------------
                                       30 YR POOL                Tolerance
                                    -----------------      ---------------------
AGGREGATE PRINCIPAL BALANCE             $600,000,000                 (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                   1-Apr-05                        N/A
INTEREST RATE RANGE                      4.750-6.375                        N/A
GROSS WAC                                     5.895%               (+ / - 5 bps)
WEIGHTED AVERAGE SERVICE FEE                  0.250%
MASTER SERVICING FEE                          1.0 bps on Securitization only
WAM (in months)                                  358              (+/- 2 months)

WALTV                                            68%               (maximum +2%)

CALIFORNIA PERCENT                               48%               (maximum 50%)
SINGLE LARGEST ZIP CODE PERCENT                   1%              (maximum  +2%)

AVERAGE LOAN BALANCE                        $509,338          (maximum $525,000)
LARGEST INDIVIDUAL LOAN BALANCE           $1,646,627        (maximum $2,000,000)

CASH OUT REFINANCE PERCENT                       31%              (maximum  +5%)

PRIMARY RESIDENCE PERCENT                        94%               (minimum -5%)

Pledged Asset %                                 0.1%                (maximum 1%)

SINGLE FAMILY DETACHED PERCENT                   89%               (minimum -5%)

FULL DOCUMENTATION PERCENT                       46%               (minimum -2%)

Co-Op %                                         0.6%                (maximum 1%)

WA FICO                                          738                (minimum -5)

UNINSURED > 80% LTV PERCENT                    0.29%               (maximum +1%)

         FOR ADDITIONAL LOAN LEVEL DETAIL ABOUT THIS MORTGAGE LOAN POOL, INVESTORS SHOULD VIEW THE INFORMATION TO BE FILED WITH THE SEC AT SEC.GOV
      IN THE SEARCH FOR COMPANY FILINGS LINK UNDER FILINGS & FORMS (EDGAR)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.

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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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Esitmated Dispersion:
          4.750%            $187
          5.375%            $891
          5.500%          $4,310
          5.625%          $8,558
          5.750%        $110,554
          5.875%        $297,002
          6.000%        $130,943
          6.125%         $33,468
          6.250%         $13,789
          6.375%            $298



          5.895%         600,000



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                            WFMBS MORTGAGE LOAN POOL
                               30 -YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2005-03
                               PRICING INFORMATION
                            POOL PROFILE (2/17/2005)
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RATING AGENCIES                                     TBD by Wells Fargo

PASS THRU RATE                                                   5.25% or  5.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                            0.001% or  0.12%

AAA STRUCTURE DUE DATE                                        8-Apr-05
Structure received or changes to structures past the due date will incur a
 $10,000 fee.
Structure delivered to WF by Apr. 8- Delivery of prospectus day before settlement
Structure delivered to WF by Aprr. 19 -Delivery of prospectus day of settlement Structure delivered to WF Aprr. 20 or later- Possible change of settlement date


SETTLEMENT DATE                                                  28-Apr-05

ASSUMED SUB LEVELS                                   AGG Assumed Level
Levels and Rating Agencies for                AAA          2.65%
2005-02 to be determined by                    AA           TBD
Wells Fargo.                                    A           TBD
                                              BBB           TBD
                                               BB           TBD
                                                B           TBD






WFASC Securitization Program as follows:

  1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
  2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
  3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
  4)   Wells Fargo Bank, N.A. will act as custodian.
  5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)
*    This Security may contain Pledged Asset Loans.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2005-03. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.


WFMBS CONTACTS                                      Brad Davis (301) 846-8009
                                                    Gretchen Leff (301) 846-8356
                                                    Mike Miller (301) 815-6397


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                            WFASC Denomination Policy
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
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                                                                                       Minimum          Physical         Book Entry
Type and Description of Certificates                                                Denomination      Certificates      Certificates
                                                                                        (1)(4)
------------------------------------------------------------------------------------------------------------------------------------
Class A
PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                                   $25,000          Allowed           Allowed


Companion classes for PAC, TAC, Scheduled Classes                                      $100,000          Allowed           Allowed
Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates         $100,000          Allowed           Allowed
Notional and Nominal Face IO                                                              (2)            Allowed           Allowed
Residual Certificates                                                                     (3)           Required         Not Allowed
All other types of Class A Certificates                                                   (5)              (5)               (5)

Class B (Investment Grade)                                                             $100,000          Allowed           Allowed
Class B (Non-Investment Grade)                                                         $250,000         Required         Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)  100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)  Underwriter must obtain WFASC's approval.